UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 17, 2006 (March 15, 2006)

POLYMER GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14330	57-1003983
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4055 Faber Place Drive, Suite 201
North Charleston, South Carolina		29405
(Address of Principal Executive Offices)		(Zip Code)

(843) 329-5151

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of operations and Financial Condition.

On March 15, 2006, Polymer Group, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year 2005.  A copy of the press release is furnished as Exhibit 99.1 hereto.  This Form 8-K is provided under Section 2 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

There were no non-GAAP disclosures included in the press release.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

99.1        Press Release dated March 15, 2006 reporting fourth quarter and fiscal year 2005 results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMER GROUP, INC.

/s/ Willis C. Moore, III
Date: March 17, 2006	Willis C. Moore, III
Chief Financial Officer